                                                                    Exhibit 10.5

                                                               Execution Version

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                               GMH HOLDING COMPANY

                 CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P,

                             CVC EXECUTIVE FUND LLC

                          CVC/SSB EMPLOYEE FUND, L.P.,

                          COURT SQUARE CAPITAL LIMITED,

                     THE CVC CO-INVESTORS IDENTIFIED HEREIN,

                                       AND

                   THE MANAGEMENT INVESTORS IDENTIFIED HEREIN

                          Dated as of January 7th, 2005

                                TABLE OF CONTENTS

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                                                                            PAGE
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
1. Definitions ..........................................................     1
2. Registrable Securities ...............................................     3
3. Incidental Registration ..............................................     3
   (a) Right to Include Common Stock ....................................     3
   (b) Priority in Incidental Registrations .............................     4
   (c) Expenses .........................................................     5
   (d) Liability for Delay ..............................................     5
   (e) Participation in Underwritten Registration .......................     5
4. Demand Registration ..................................................     5
   (a) Right to Demand Resistration .....................................     5
   (b) Number of Demand Registrations ...................................     6
   (c) Priority on Demand Registration ..................................     6
   (d) Expenses .........................................................     6
5. Registration Procedures ..............................................     6
6  Indemnification ......................................................     9
   (a) Indemnification by the Company ...................................     9
   (b) Indemnification by the Holders of Registrable Securities Which Are
       Registered .......................................................    10
   (c) Conduct of Indemnification Proceedings ...........................    10
   (d) Contribution .....................................................    11
7. Hold-Back Agreements .................................................    11
   (a) Restrictions on Public Sale by Company and Holders of Registrable
       Securities .......................................................    11
   (b) Certain Holders of Registrable Securities Excepted ...............    12
8. Underwritten Registration ............................................    12
9. Miscellaneous ........................................................    12
   (a) Amendment and Modification .......................................    12
   (b) Additional Parties ...............................................    13
   (c) Survival of Representations and Warranties .......................    13
   (d) Successors and Assigns; Entire Agreement .........................    13
   (e) Separability .....................................................    13

                                TABLE OF CONTENTS
                                   (continued)

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                                                                            PAGE
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
(f) Notices .............................................................    13
(g) Governing Law .......................................................    14
(h) Headings ............................................................    15
(i) Counterparts ........................................................    15
(j) Further Assurances ..................................................    15
(k) Termination .........................................................    15
(l) Remedies ............................................................    15
(m) Party No Longer Owning Securities ...................................    15
(n) No Effect on Employment .............................................    15
(o) Pronouns ............................................................    15
(p) Current Public Information ..........................................    15

                             TABLE OF DEFINED TERMS

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                                                                            PAGE
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
Additional Party ........................................................     13
Agreement ...............................................................      1
Commission ..............................................................      1
Common Stock ............................................................      1
Company .................................................................      1
Court Square ............................................................      1
CVC Co-Investors ........................................................      1
Damages .................................................................    1,9
Demand Notice ...........................................................      6
Demand Registration .....................................................    1,5
Demand Registration Request .............................................      5
Exchange Act ............................................................      2
Fund ....................................................................      1
Fund Associate ..........................................................      2
Incidental Registration .................................................    2,4
Initial Public Offering .................................................      2
Inspector ...............................................................      8
Inspectors ..............................................................      8
Investor ................................................................      1
Investors ...............................................................      1
Management Investors ....................................................      1
Nasdaq ..................................................................      8
Notice ..................................................................      4
Person ..................................................................      2
Prospectus ..............................................................      2
Records..................................................................      8
Registrable Securities ..................................................      3
Registration Expenses ...................................................      2
Registration Statement...................................................      2
Securities Exchange Agreement............................................      3
Securities Purchase and Holders Agreement ...............................      3
Special Registration Statement ..........................................      3
underwritten offering ...................................................      3
underwritten registration ...............................................      3
Unit Offering ...........................................................      3

                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated January 7, 2005 (the "Agreement"), by and among GMH HOLDING COMPANY, a Delaware corporation (the "Company"), CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P., a Delaware limited partnership, CVC EXECUTIVE FUND LLC, a Delaware limited liability company, CVC/SSB EMPLOYEE FUND, L.P., a Delaware limited partnership (collectively, the "Fund"), COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square") the other persons listed on the signature pages hereto as "CVC Co-Investors" (such persons, the "CVC Co-Investors"), and the other individuals listed on the signature pages hereto as "Management Investors" (such individuals, the "Management Investors"). The Fund, Court Square, the CVC Co-Investors and the Management Investors are sometimes referred to hereinafter individually as an "Investor" and collectively as the "Investors."

                                      Terms

          In order to induce the Investors to enter into the Securities Purchase and Holders Agreement and the Securities Exchange Agreement (each as defined below), the Company has agreed to provide the Registration Rights set forth in this Agreement.

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Definitions.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means (i) shares of the Class A Common Stock, par value $.001 per share, of the Company, including shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock, par value $.001 per share, of the Company, (ii) shares of Class L Common Stock, par value $.001 per share, of the Company, (iii) shares of the Class A Common Stock, par value $.001 per share of the Company that are issued upon exercise of the Court Square Warrant (as such term is defined in the Securities Purchase and Holders Agreement), and (iv) any shares of capital stock of the Company issued or issuable with respect to securities referred to in clauses (i) and (ii) above by way of a stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

          "Damages" has the meaning set forth in Section 6(a) hereof.

          "Demand Registration" has the meaning set forth is Section 4(a) hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Fund Associate" means any CVC Co-Investor and any Permitted Transferee of the Fund.

          "Incidental Registration" has the meaning set forth in Section 3(a) hereof.

          "Initial Public Offering" means the first issuance of Common Stock by the Company in a Public Offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act (other than (i) a Special Registration Statement or (ii) a registration statement relating to a Unit Offering).

          "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Registration Expenses" means the costs and expenses of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take in order to effect the registration of Registrable Securities under the Securities Act pursuant to the terms hereof (including all federal and state registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of the Company's independent public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such registration)) other than the costs and expenses of any Investors whose Registrable Securities are to be registered pursuant to the terms hereof comprising underwriters' commissions, brokerage fees, transfer taxes or the fees and expenses of any accountants or other representatives retained by any Investor, provided, however, that the term "Registration Expenses" shall include the fees and expenses of one counsel for the holders of Registrable Securities designated by the holder of a majority of Registrable Securities being registered, or proposed to be registered, in any offering pursuant to the terms hereof.

          "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the terms hereof, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          "Registrable Securities" has the meaning set forth in Section 2 hereof.

          "Securities Exchange Agreement" means the Securities Exchange Agreement, dated as of the date hereof, as amended or supplemented, among the Company and the Management Investors.

          "Securities Purchase and Holders Agreement" means the Securities Purchase and Holders Agreement, dated as of the date hereof, among the Company and the Investors.

          "Special Registration Statement" means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's security holders, employees, directors, consultants or other business associates or (ii) a registration statement registering a Unit Offering.

          "underwritten registration" or "underwritten offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          "Unit Offering" shall mean a Public Offering of a combination of debt and equity securities of the Company in which not more than ten percent (10%) of the gross proceeds received from the sale of such securities is attributed to such equity securities.

          All other capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Securities Purchase and Holders Agreement.

          2. Registrable Securities. The securities entitled to the benefits set forth herein are the Registrable Securities. As used herein, "Registrable Securities" means the shares of Common Stock that are issued (or issuable) and outstanding on the date hereof and are held by an Investor and the shares of Common Stock that become issued (or issuable) and outstanding after the date hereof and are acquired by an Investor; provided, however, that each share of Common Stock shall cease to be a Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing or requiring a legend as set forth in Section 3.2 of the Securities Purchase and Holders Agreement (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.

          3. Incidental Registration.

          (a) Right to Include Common Stock. If at any time or from time to time following the date the Company has registered its Common Stock pursuant to
Section 12 of the Exchange Act the Company at any time proposes to register any of its Common Stock under the Securities Act (other than on a Special Registration Statement) whether or not for sale for its own account, it will each such time, as promptly as practicable following the date of filing with the U.S. Securities and Exchange Commission or other applicable regulatory authority of a registration statement or similar document with respect to such registration, give written notice (the "Notice") to all holders of Registrable Securities of its intention to issue its Common Stock under the Securities Act on, and of such holders' rights under this Section 3. Upon the written request of any such holders of Registrable Securities made within 15 days of the date of the

Notice (which request shall specify the aggregate number of the Registrable Securities to be registered and will also specify the intended method of disposition thereof), the Company will effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof (an "Incidental Registration"), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities to be so registered; provided, however, that (i) if, at any time after giving written notice of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Company's Common Stock, the Company shall give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); (ii) if a registration requested pursuant to this Section 3 shall involve an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing at least 30 days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration; and (iii) if, at any time after the 180-day or shorter period specified in Section 3(b), the sale of the securities has not been completed, the Company may withdraw from the registration on a pro rata basis (based on the number of Registrable Securities requested by each holder of Registrable Securities to be so registered) the Registrable Securities which the Company has been requested to register and which have not been sold.

               (b) Priority in Incidental Registrations. If a registration pursuant to Section 3(a) involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 3, exceeds the maximum number of shares of Common Stock specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority: (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any, (ii) second, all of the shares of Common Stock being registered by holder(s) of Registrable Securities pursuant to a Demand Registration (as hereinafter defined), and (iii) third, the Registrable Securities of the holder(s) of Registrable Securities requested to be included in such Incidental Registration. To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holders(s) of Registrable Securities pursuant to clause (iii) above, such shares shall be allocated pro rata among the holders(s) of Registrable Securities based on the number of shares of Common Stock that such holders(s) of Registrable Securities shall have requested to be included therein. Notwithstanding the foregoing, if an Incidental Registration is an underwritten offering, the managing underwriter or underwriters may select shares for inclusion, or exclude shares completely, in such Incidental Registration on a basis other than a pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis, or inclusion of such shares, would be material to the success of the offering.

               (c) Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 3.

               (d) Liability for Delay. The Company shall not be held responsible for any delay in the filing or processing of a registration statement which includes any Registrable Securities due to requests by holders of Registrable Securities pursuant to this Section 3 nor for any delay in requesting the effectiveness of such registration statement.

               (e) Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell his or its Common Stock on the basis provided in any underwriting arrangements approved by the persons who have selected the underwriter and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, escrow agreements, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

          4. Demand Registration.

               (a) Right to Demand Registration. Subject to Section 4(b) below, the Fund, any Fund Associate (so long as such Fund Associate holds at least 10% of the Common Stock) and Court Square (so long as Court Square holds at least 1% of the Common Stock, assuming full exercise of the warrant issued to Court Square by the Company as of the date hereof) shall be entitled to make a written request ("Demand Registration Request") to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities owned by it (a "Demand Registration") (which Demand Registration Request shall specify the intended number of Registrable Securities to be disposed of by such holder and the intended method of disposition thereof); provided, however, that (i) the Company may, if the Board of Directors so determines in the exercise of its reasonable judgment that due to a pending or contemplated acquisition or disposition or public offering it would be inadvisable to effect such Demand Registration at such time, defer such Demand Registration for a single period not to exceed 90 days, and (ii) if the Company elects not to effect the Demand Registration pursuant to the terms of this sentence, no Demand Registration shall be deemed to have occurred for purposes hereof. Promptly after receipt of the Demand Registration Request, the Company will serve written notice (the "Demand Notice") of such Demand Registration Request to all holders of Registrable Securities and, subject to paragraph (c) below, the Company will include in such registration all Registrable Securities of such holders with respect to which the Company has received written requests for inclusion therein from such holders within fifteen
(15) business days after the receipt by the applicable holder of the Demand Notice. All requests made pursuant to this paragraph 4(a) will specify the aggregate number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

               (b) Number of Demand Registrations. The Fund and any Fund Associate shall be entitled to make one or more Demand Registration Requests at any time. Court Square shall be entitled to make one, and not more than one, Demand Registration Request anytime after 90 days after the Company's Initial Public Offering, during the term of this Agreement. A Demand Registration shall not be counted as a Demand Registration hereunder until such Demand Registration has been declared effective and maintained continuously effective for a period of at least six months or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration.


               (c) Priority on Demand Registration. If any of the Registrable Securities proposed to be registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering and the managing underwriter or underwriters of a Demand Registration advise the Company and the holders of such Registrable Securities in writing that in its or their reasonable opinion the number of shares of Common Stock proposed to be sold in such Demand Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of the Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters can be sold in the following order of priority:
(i) first, the Registrable Securities requested to be included in such Demand Registration held by the party requesting such Demand Registration; (ii) second, shares of Common Stock requested to be included in such Demand Registration held by holders granted Demand Registration rights pursuant to the terms hereof other than the holder requesting the relevant Demand Registration, provided that such amount shall be allocated among such other holders on a pro rata basis based upon their respective percentage of ownership of the total number of shares of Common Stock then outstanding, (iii) third, shares of Common Stock to be offered by the Company in such Demand Registration; and (iv) fourth, shares of Common Stock requested to be included in such Demand Registration held by all other holders of Common Stock, provided that such amount shall be allocated among such other holders on a pro rata basis based upon their respective percentage of ownership of the total number of shares of Common Stock then outstanding.

               (d) Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 4.

          5. Registration Procedures. If and whenever the Company is required to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Sections 3 or 4 herein at any time prior to the effective date of the registration statement relating thereto, provided, however, that any such discontinuance is conducted in accordance with all other applicable provisions hereof;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereof (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

               (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject itself to general taxation in any jurisdiction where it is not then so subject;

               (e) immediately notify each seller of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in clause (b) of this Section 5, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within ten days prepare and furnish to all sellers a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (f) if such Registrable Securities are not already listed or quoted and if such listing is then permitted under the rules of an exchange on which the Common Stock is then listed or under the rules of the Nasdaq National Market ("Nasdaq"), use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed or Nasdaq, and provide an independent transfer agent and registrar for such Registrable

Securities covered by such registration statement not later than the effective date of such registration statement;

               (g) furnish to each seller of Registrable Securities covered by such registration statement a signed counterpart, addressed to such seller (and the underwriters, if any) of:

                    (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

                    (ii) a "comfort" letter, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering such matters with respect to such registration statement as are customarily covered in accountants' letters delivered to the underwriters in underwritten offerings of securities as may reasonably be requested by the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

               (h) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (individually, an "Inspector" and collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility (collectively, the "Records"), and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that any Records that are designated by the Company in writing as confidential shall be kept confidential by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or
(ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or by any regulatory authority having jurisdiction. Each Investor agrees that non-public information obtained by it as a result of such Inspections shall be deemed confidential and acknowledges its obligations under the Federal securities laws not to trade any securities of the Company on the basis of material non-public information.

               The Company may require each seller of Registrable Securities as to which any registration is being effected promptly to furnish to the Company such information regarding the distribution of such Registrable Securities as may be legally required. Such information shall be furnished in writing and shall state that it is being furnished for use in the registration statement.

               Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (e) of this Section 5, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of the Company's notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5.

          6. Indemnification.

               (a) Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless each holder of Registrable Securities which shall have been registered under the Securities Act, and such holder's officers, directors and agents and each other Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including underwriters) who participates in the offering of such Registrable Securities against any losses, claims, damages, liabilities, reasonable attorneys' fees, costs or expenses (collectively, the "Damages"), joint or several, to which such holder or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company or its agents contained in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder of Registrable Securities or such controlling Person or participating Person in connection with investigating or defending any such Damages or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or such controlling or participating Person, as the case may be, specifically for inclusion in any such document; or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such holder in a timely manner and such holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Damages.

               (b) Indemnification by the Holders of Registrable Securities Which Are Registered. It shall be a condition of the Company's obligations herein to effect any registration under the Securities Act that there shall have been delivered to the Company an agreement or agreements duly executed by each holder of Registrable Securities to be so registered, whereby such holder agrees to indemnify and hold harmless the Company, its directors, officers and agents and each other Person, if any, which controls the Company within the meaning of the Securities Act against any Damages, joint or several, to which the Company, or such other Person or such Person controlling the Company may become subject under the Securities Act or otherwise, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities specifically for inclusion in such document. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

               (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of the commencement of any action or proceeding involving a claim referred to in the preceding Sections 6(a) and 6(b); and (ii) unless the indemnified party has been advised by its counsel that a conflict of interest exists between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation; provided, however, that no indemnifying party will consent to the entry of any judgment or enter into any settlement (other than for the payment of money only) without the consent of the indemnified party (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

               (d) Contribution. If for any reason the indemnification provided for in the preceding Sections 6(a) or 6(b) is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

          7. Hold-Back Agreements

               (a) Restrictions on Public Sale by Company and Holders of Registrable Securities. The Company and each holder of Registrable Securities whose Registrable Securities are eligible for inclusion in a Registration Statement filed pursuant to Sections 3 or 4, if requested by the managing underwriter or underwriters in an underwritten offering of any Registrable Securities, agrees not to, directly or indirectly (except with respect to the Company in connection with a Special Registration Statement), (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Registrable Securities (including, without limitation, Registrable Securities that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Registrable Securities that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Registrable Securities, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Registrable Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Registrable Securities or other securities, in cash or otherwise, during the 10-day period prior to, and for a period of 90 days after (or such longer period, not to exceed 180 days, which may be required by the managing underwriter or underwriters, or such shorter period as the managing underwriter or underwriters may agree), the effective date of the Registration Statement, to the extent timely notified in writing by the managing underwriter, or, with respect to each such holder of Registrable Securities, the Company. Additionally, the Company agrees to use reasonable efforts to cause each holder of Common Stock purchased from the Company at any time after the date of the Agreement (other than in a registered public offering) to agree to the provisions of this Section 7(a).

               (b) Certain Holders of Registrable Securities Excepted. The provisions of Section 7(a) shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of Registrable Securities (except as part of such underwritten registration) during such period unless it has provided 45 days prior written notice of such sale or distribution to the managing underwriter or underwriter.

          8. Underwritten Registration

          If any of the Registrable Securities covered by any Incidental Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company and, in the case of a Demand Registration, approved by the Fund.

          Notwithstanding anything herein to the contrary, no Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          9. Miscellaneous

               (a) Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) Court Square,
(iii) the holders of a majority of the Common Stock held by the Fund and any Fund Associates (so long as the Fund and the Fund Associates own in the aggregate the lesser of (A) ten percent (10%) of the outstanding Common Stock on a fully diluted basis or (B) the number of shares of Common Stock held as of the Closing), (iv) the holders of a majority of the outstanding Common Stock on a fully diluted basis (including shares of Common Stock owned by the Fund and the Fund Associates) and (v) with respect to any term herein that directly and adversely affects only the Management Investors, the holders of a majority of the Common Stock held by the Management Investors if such amendment would materially adversely affect such Management Investors. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

               (b) Additional Parties. The Board of Directors of the Company shall be entitled, but not obligated, with the consent of the Fund, to allow any purchaser or acquirer of equity securities (or securities or rights convertible or exercisable into equity securities), of the same type and class of the Registrable Securities, to execute a counterpart to this Agreement and become a party hereto (each, an "Additional Party"), in which case the equity securities issued or issuable to any such Additional Party shall be deemed to be "Registrable Securities" subject to the terms and conditions hereof and such Additional Party shall be deemed to be a holder of "Registrable Securities" for purposes hereof. Except as set forth in this Section 9(b), the Company will not grant to any other persons any registration rights.

               (c) Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the Closing Date and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its, his or her behalf.

               (d) Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them.

               (e) Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

               (f) Notices. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

          If to the Company to:

          GMH Holding Company
          c/o Citicorp Venture Capital, Ltd.
          399 Park Avenue, 14th Floor
          New York, New York 10043
          Attention: Ian Highet
          Facsimile: (212) 888-2940

          With a required copy to:

          Dechert LLP
          4000 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia, PA 19103
          Attention: Geraldine A. Sinatra
          Facsimile: (215) 994-2222

          If to the Fund or any of the CVC Co-Investors, to:

          Citicorp Venture Capital Equity Partners, L.P.
          399 Park Avenue, 14th Floor
          New York, New York 10043
          Attention: Ian Highet
          Facsimile: (212) 888-2940

          If to Court Square, to:

          Court Square Capital Limited
          399 Park Avenue, 14th Floor
          New York, NY 10043
          Attention: Richard Mayberry, Jr.
          Facsimile: (212) 888-2940

          With a required copy (which shall not constitute Notice) to:

          Kirkland & Ellis LLP
          Citigroup Center
          153 East 53rd Street
          New York, NY 10022-4611
          Attention: Attention: Eunu Chun, Esq.
          Facsimile: (212)446-4900

          If to the Management Investors or any of them, to their addresses as listed in the signature pages hereto.

          All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when transmission confirmation is received during normal business hours, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               (g) Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of the State of Delaware, without giving effect to principles of conflicts of law.

               (h) Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

               (i) Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

               (j) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

               (k) Termination. Unless sooner terminated in accordance with its terms, this Agreement shall terminate on the fifteenth (15th) anniversary of the Closing Date, provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive the termination of this Agreement.

               (l) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its, his or her obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all lights granted by law, including recovery of damages, will be entitled to specific performance of its, his or her rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable) it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

               (m) Party No Longer Owning Securities. If a party hereto ceases to own any Common Stock or securities convertible into Common Stock, such party will no longer be deemed to be an Investor or Management Investor for purposes of this Agreement, provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive any such cessation of ownership.

               (n) No Effect on Employment. Nothing herein contained shall confer on any Management Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

               (o) Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

               (p) Current Public Information. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, and as long as the Investors shall hold any Registrable Securities, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such fUrther action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement the day and year first above written.

                                        GMH HOLDING COMPANY


                                        By: /s/ Ian D. Highet
                                            ------------------------------------
                                        Name: Ian D. Highet
                                        Title:
                                               ---------------------------------


                                        CITIGROUP VENTURE CAPITAL EQUITY
                                        PARTNERS, L.P.

                                        By: CVC PARTNERS, LLC,
                                            its General Partner


                                        By: /s/ Ian D. Highet
                                            ------------------------------------
                                        Name: Ian D. Highet
                                        Title:
                                               ---------------------------------


                                        CVC EXECUTIVE FUND LLC

                                        By: CITIGROUP VENTURE CAPITAL GP
                                            HOLDINGS, LTD., its Managing Member


                                        By: /s/ Ian D. Highet
                                            ------------------------------------
                                        Name: Ian D. Highet
                                        Title:
                                               ---------------------------------


                                        CVC/SSB EMPLOYEE FUND, L.P.

                                        By: CVC PARTNERS, LLC,
                                            its General Partner


                                        By: /s/ Ian D. Highet
                                            ------------------------------------
                                        Name: Ian D. Highet
                                        Title:
                                               ---------------------------------

                                        COURT SQUARE CAPITAL LIMITED


                                        By: /s/ Richard E. Mayberry, Jr.
                                            ------------------------------------
                                        Name: Richard E. Mayberry, Jr.
                                        Title:
                                               ---------------------------------


                                        CVC CO-INVESTORS:


                                        /s/ Clayton M. Albertson
                                        ----------------------------------------
                                        Clayton M. Albertson


                                        /s/ Christopher Bloise
                                        ----------------------------------------
                                        Christopher Bloise


                                        /s/ John P. Civantos
                                        ----------------------------------------
                                        John P. Civantos


                                        /s/ Michael A. Delaney
                                        ----------------------------------------
                                        Michael A. Delaney


                                        /s/ Markus Ehrler
                                        ----------------------------------------
                                        Markus Ehrler


                                        /s/ Andrew S. Gesell
                                        ----------------------------------------
                                        Andrew S. Gesell


                                        /s/ Michael S. Gollner
                                        ----------------------------------------
                                        Michael S. Gollner

                                        /s/ Ian D. Highet
                                        ----------------------------------------
                                        Ian D. Highet


                                        /s/ John K. Kim
                                        ----------------------------------------
                                        John K. Kim


                                        /s/ Richard E. Mayberry, Jr.
                                        ----------------------------------------
                                        Richard E. Mayberry, Jr.


                                        ALCHEMY, L.P.


                                        BY: (Illigible)
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        /s/ Harris Newman
                                        ----------------------------------------
                                        Harris Newman


                                        BG PARTNERS LP


                                        BY: /s/ Paul C. Schorr IV
                                            ------------------------------------
                                        Name: Paul C. Schorr IV
                                        Title: Authorized Signatory and General
                                               Partner


                                        /s/ Joseph M. Silvesti
                                        ----------------------------------------
                                        Joseph M. Silvesti


                                        /s/ David F. Thomas
                                        ----------------------------------------
                                        David F. Thomas

\
                                        THE NATASHA FOUNDATION


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: VP


                                        /s/ Claus von Hermann
                                        ----------------------------------------
                                        Claus von Hermann


                                        /s/ Jeffrey F. Vogel
                                        ----------------------------------------
                                        Jeffrey F. Vogel


                                        ABG INVESTMENT MANAGEMENT, LLC


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Managing Member

                                        MANAGEMENT INVESTORS:


                                        /s/ Dan McCarthy
                                        ----------------------------------------
                                        Dan McCarthy
                                        Address: 575 West End Ave #6A
                                                 New York, Ny 10024
                                        Telephone No.:
                                                       -------------------------


                                        /s/ Gerard Parker
                                        ----------------------------------------
                                        Gerard Parker
                                        Address: 7665 Dunvegan Close
                                                 Dunwoody GA 303050
                                        Telephone No.: 770- 671- 8709


                                        /s/ Stuart Christian
                                        ----------------------------------------
                                        Stuart Christian
                                        Address: 2215 Bentbrook Trail
                                                 Lawrenceville GA 30043
                                        Telephone No.: 678 - 442 - 0859


                                        /s/ Glenn Goad
                                        ----------------------------------------
                                        Glenn Goad
                                        Address: 6715 Moulton Place
                                                 Cumming GA 30040
                                        Telephone No.: 678 - 455-4434


                                        /s/ Scott Dixon
                                        ----------------------------------------
                                        Scott Dixon
                                        Address: 10635 Centennial Drive
                                                 Alpharetta GA 30022
                                        Telephone No.: 770- 664- 6714

                                        /s/ Marcia Bollinger
                                        ----------------------------------------
                                        Marcia Bollinger
                                        Address: 2121 Hunters Green Onie
                                                 Lawrenceville, GA 30043
                                        Telephone No.: 770- 962-3703


                                        /s/ Daniel Steadman
                                        ----------------------------------------
                                        Daniel Steadman
                                        Address: 6335 Indian Acres Mail
                                                 Tucker, GA 30084
                                        Telephone No.: 770- 934 - 7574


                                        /s/ Susan Deese
                                        ----------------------------------------
                                        Susan Deese
                                        Address: 214 Habersham Place
                                                 Carrollton, GA 30117
                                        Telephone No.: 770-832-8511


                                       -2-